Exhibit 10.4

Subsidiary Guarantor Supplement

This Subsidiary Guarantor Supplement (the “Subsidiary Guarantor Supplement”), dated as of March 14, 2018 is made by each of CLARE CAPITAL, INC., a Delaware corporation, CLARE COMPONENTS, INC., a Delaware corporation, CLARE ELECTRONICS, INC., a Delaware corporation, CLARE INSTRUMENTS, INC., a Delaware corporation, CLARE SERVICES, INC., a Delaware corporation, CLARE TECHNOLOGIES, INC., a Delaware corporation, DIRECTED ENERGY, INC., a Colorado corporation, IXYS BUCKEYE, LLC, a Delaware limited liability company, IXYS INTEGRATED CIRCUITS DIVISION AV INC., a California corporation, IXYS INTEGRATED CIRCUITS DIVISION INC., a Massachusetts corporation, IXYS LONG BEACH, INC., a California corporation, IXYS USA, INC., a Delaware corporation, MICROWAVE TECHNOLOGY, INC., a California corporation, PELE TECHNOLOGY, INC., a Delaware corporation, REACTION TECHNOLOGY INCORPORATED, a California corporation, and ZILOG, INC., a Delaware corporation (each, an “Additional Subsidiary Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:

Preliminary Statements:

I.     Pursuant to the Note Purchase Agreement dated as of November 15, 2017 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Littelfuse, Inc., a Delaware corporation (together with any successor thereto that becomes a party to the Note Agreement pursuant to Section 10.2, the “Company”) and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (i) $50,000,000 aggregate principal amount of its 3.48% Senior Notes, Series A, due February 15, 2025 (the “Series A Notes”) and (ii) $125,000,000 aggregate principal amount of its 3.78% Senior Notes, Series B, due February 15, 2030 (the “Series B Notes” and together with the Series A Notes as amended, restated or otherwise modified from time to time and including any such notes issued in substitution therefor, the “Notes” and individually a “Note”).

II.     The Company is required pursuant to the Note Agreement to cause each Additional Subsidiary Guarantor to deliver this Subsidiary Guarantor Supplement in order to cause each Additional Subsidiary Guarantor to become a Subsidiary Guarantor under the Subsidiary Guaranty Agreement dated as of January 16, 2018 executed by certain Subsidiaries of the Company (together with each entity that from time to time becomes a party thereto by executing a Subsidiary Guarantor Supplement pursuant to Section 14.1 thereof, collectively, the “Subsidiary Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

III.     Each Additional Subsidiary Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV.     Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

Now therefore, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of the Note Agreement, each Additional Subsidiary Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Subsidiary Guarantor hereby becomes a Subsidiary Guarantor (as defined in the Subsidiary Guaranty Agreement) for all purposes of the Subsidiary Guaranty Agreement. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby (a) jointly and severally with the other Subsidiary Guarantors under the Subsidiary Guaranty Agreement (including the other Additional Subsidiary Guarantors party to this Subsidiary Guarantor Supplement), guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations (as defined in Section 1 of the Subsidiary Guaranty Agreement) in the same manner and to the same extent as is provided in the Subsidiary Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Subsidiary Guaranty Agreement, (d) agrees to perform and observe the covenants contained in Section 8 of the Subsidiary Guaranty Agreement, (e) makes the representations and warranties set forth in Section 9 of the Subsidiary Guaranty Agreement and (f) waives the rights, submits to jurisdiction, and waives service of process as described in Section 14.6 of the Subsidiary Guaranty Agreement.

Notice of acceptance of this Subsidiary Guarantor Supplement and of the Subsidiary Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Subsidiary Guarantor.

The address for notices and other communications to be delivered to the Additional Subsidiary Guarantor pursuant to Section 13 of the Subsidiary Guaranty Agreement is set forth on the signature page below.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, each Additional Subsidiary Guarantor has caused this Subsidiary Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

Clare Capital, Inc.

By:/s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare COMPONENTS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare ELECTRONICS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare INSTRUMENTS, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare SERVICES, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

Clare TECHNOLOGIES, Inc.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

DIRECTED ENERGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

SIGNATURE PAGE TO

SUBSIDIARY GUARANTOR SUPPLEMENT

IXYS BUCKEYE, LLC

By: /s Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS INTEGRATED CIRCUITS DIVISION

AV INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS INTEGRATED CIRCUITS DIVISION

INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS LONG BEACH, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

IXYS USA, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

MICROWAVE TECHNOLOGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

PELE TECHNOLOGY, INC.

By: /s/ Ryan Stafford

Name: Ryan Stafford

Title:   President and Secretary

SIGNATURE PAGE TO

SUBSIDIARY GUARANTOR SUPPLEMENT

REACTION TECHNOLOGY INCORPORATED By: /s/ Ryan Stafford Name: Ryan Stafford Title: President and Secretary ZILOG, INC. By: /s/ Ryan Stafford Name: Ryan Stafford Title: President and Secretary

Notice Address for each Additional Subsidiary Guarantor: c/o Littelfuse, Inc. Attention: Legal Department 8755 W. Higgins Road, Suite 500 Chicago, IL 60631

SIGNATURE PAGE TO

SUBSIDIARY GUARANTOR SUPPLEMENT